Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation - The consolidated financial statements of HII and its subsidiaries have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the instructions to Form 10-K promulgated by the Securities and Exchange Commission ("SEC"). All intercompany transactions and balances are eliminated in consolidation. For classification of current assets and liabilities related to its long-term production contracts, the Company uses the duration of these contracts as its operating cycle, which is generally longer than one year. The consolidated financial statements have been derived from the consolidated financial statements and accounting records of Northrop Grumman for periods through the date of the spin-off. Additionally, certain prior year amounts have been reclassified to conform to the current year presentation.

Transactions with Former Parent
Transactions with Former Parent - Through the date of the spin-off, the consolidated statements of operations include expense allocations for certain corporate functions historically provided to HII by Northrop Grumman, including, but not limited to, human resources, employee benefits administration, treasury, risk management, audit, finance, tax, legal, information technology support, procurement, and other shared services. These allocations are reflected in the consolidated statements of operations within the expense categories to which they relate. The allocations were made on a direct usage basis when identifiable, with the remainder allocated on various bases that are further discussed in Note 20: Related Party Transactions and Former Parent Company Equity.

Transactions between HII and Northrop Grumman through the date of the spin-off are reflected as effectively settled for cash at the time of the transaction and are included in financing activities in the consolidated statements of cash flows. The net effect of these transactions is reflected in the Former Parent's Equity in Unit section in the consolidated statements of changes in equity.

The HII consolidated financial statements may not be indicative of HII's future performance and, for periods prior to the spin-off, do not necessarily reflect what the results of operations, financial position, and cash flows would have been had HII operated as a stand-alone company.

Accounting Estimates
Accounting Estimates - The preparation of the Company's consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Estimates have been prepared on the basis of the most current and best available information, and actual results could differ materially from those estimates.

Revenue Recognition
Revenue Recognition - The majority of the Company's business is derived from long-term contracts for the construction of naval vessels, production of goods, and services provided to the federal government, principally the U.S. Navy. In accounting for these contracts, the Company extensively utilizes the cost-to-cost measure of the percentage-of-completion method of accounting, principally based upon direct labor dollars or total costs incurred. Under this method, sales, including estimated earned fees or profits, are recorded as costs are incurred. Contract sales are generally calculated based on either the percentage that direct labor costs incurred bear to total estimated direct labor costs at completion or the percentage that total costs incurred bear to total estimated costs at completion. For certain contracts that provide for deliveries of a substantial number of similar units, sales are accounted for using units of delivery as the basis to measure progress toward completion. Certain contracts contain provisions for price redetermination or for cost and/or performance incentives. Such redetermined amounts or incentives are included in sales when the amounts can reasonably be determined and estimated. Amounts representing contract change orders, claims, requests for equitable adjustment, or limitations in funding are included in sales only when they can be reliably estimated and realization is probable. The Company estimates profit as the difference between total estimated revenues and total estimated cost of a contract and recognizes that profit over the life of the contract based on progress toward completion. If the Company estimates a contract will result in a loss, the full amount of the estimated loss is recognized against income in the period in which the loss is identified.

The Company classifies contract revenues as product sales or service revenues depending upon the predominant attributes of the relevant underlying contracts. In the period in which it is determined that a loss will result from the performance of a contract, the entire amount of the estimated ultimate loss is charged against income. Loss provisions are first offset against costs that are included in unbilled accounts receivable or inventoried costs, with any remaining amount reflected in other current liabilities. The Company recognizes changes in estimates of contract sales, costs, and profits using the cumulative catch-up method of accounting. This method recognizes in the current period the cumulative effect of the changes on current and prior periods. Hence, the effect of the changes on future periods of contract performance is recognized as if the revised estimate had been the original estimate. For the years ended December 31, 2013, 2012 and 2011, net cumulative catch-up adjustments increased operating income by $113 million, $62 million and $54 million, respectively, and increased diluted earnings per share by $1.46, $0.80 and $1.10, respectively.

General and Administrative Expenses
General and Administrative Expenses - In accordance with industry practice and regulations that govern the cost accounting requirements for government contracts, most general corporate expenses incurred at both the segment and corporate locations are considered allowable and allocable costs on government contracts. These costs are allocated to contracts in progress on a systematic basis, and contract performance factors include this as an element of cost.

General and administrative expenses also include certain other costs that are not allocable to government contracts, primarily consisting of the FAS/CAS Adjustment and the provision for deferred state income taxes. The FAS/CAS Adjustment reflects the difference between pension and postretirement benefits expenses determined in accordance with U.S. Financial Accounting Standards ("FAS") and pension and postretirement benefit expenses allocated to individual contracts determined in accordance with U.S. Cost Accounting Standards ("CAS"). Deferred state income taxes reflect the change in deferred state tax assets and liabilities in the period.

Research and Development
Research and Development - Company-sponsored research and development activities primarily include independent research and development ("IR&D") efforts related to experimentation, design, development and test activities for government programs. IR&D expenses are included in general and administrative expenses and are generally allocated to government contracts. Company-sponsored IR&D expenses totaled $22 million, $21 million and $24 million for the years ended December 31, 2013, 2012 and 2011, respectively. Expenses for research and development sponsored by the customer are charged directly to the related contracts.

Product Warranty Costs
Product Warranty Costs - The Company provides certain product warranties that require repair or replacement of non-conforming items for a specified period of time often subject to a specified monetary coverage limit. The Company's product warranties are provided under government contracts, the costs of which are immaterial and are included in contract costs for purposes of using the percentage-of-completion method of accounting.

Environmental Costs
Environmental Costs - Environmental liabilities are accrued when the Company determines remediation costs are probable and such amounts are reasonably estimable. When only a range of amounts is established and no amount within the range is more probable than another, the minimum amount in the range is recorded. Environmental liabilities are recorded on an undiscounted basis. Environmental expenditures are expensed or capitalized as appropriate. Capitalized expenditures, if any, relate to long-lived improvements in currently operating facilities. The Company does not record insurance recoveries before collection is probable and, as of December 31, 2013 and 2012, did not have any accrued receivables related to insurance reimbursements or recoveries for environmental matters.

Fair Value of Financial Instruments
Fair Value of Financial Instruments - The accounting standard for fair value measurements provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. Fair value is defined as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. The accounting standard provides a fair value hierarchy, which requires an entity to maximize the use of observable inputs, where available. The three levels of inputs consist of:

Level 1:	Quoted prices in active markets for identical assets and liabilities.

Level 2:
Observable inputs, other than Level 1 prices, such as: quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or that the Company corroborates with observable market data for substantially the full term of the related assets or liabilities.

Level 3:	Unobservable inputs supported by little or no market activity that are significant to the fair value of the assets and liabilities.

Except for long-term debt and available-for-sale securities held in trust, the carrying amounts of the Company's financial instruments recorded at historical cost approximate fair value due to the short-term nature of the instruments.

The Company maintains multiple rabbi trusts established to fund certain non-qualified pension plans. These trusts consist of available-for-sale investments primarily in marketable securities. The assets are held at fair value, and nearly all investments held in the trusts are valued within level 1 of the fair value hierarchy. The rabbi trusts were valued at $40 million and $33 million as of December 31, 2013 and 2012, respectively, and are presented within miscellaneous other assets within the Consolidated Statements of Financial Position.

Asset Retirement Obligations
Asset Retirement Obligations - Environmental remediation and/or asset decommissioning may be required when the Company ceases to utilize certain facilities. The Company records, within other current liabilities, all known asset retirement obligations for which the liability's fair value can be reasonably estimated, including certain asbestos removal, asset decommissioning and lease restoration obligations. The changes in the asset retirement obligation carrying amounts for the years ended December 31, 2013, 2012 and 2011, were as follows:

($ in millions)	Asset Retirement Obligations
Balance as of January 1, 2011	$20
Obligation relating to the future retirement of a facility	5
Balance as of December 31, 2011	25
Obligation relating to the future retirement of a facility	1
Revision of estimate	(3)
Accretion expense	2
Balance as of December 31, 2012	25
Balance as of December 31, 2013	$25

The Company also has known conditional asset retirement obligations related to assets currently in use, such as certain asbestos remediation and asset decommissioning activities to be performed in the future, that were not reasonably estimable as of December 31, 2013, due to insufficient information about the timing and method of settlement of the obligation. Accordingly, the fair value of these obligations has not been recorded in the consolidated financial statements. In addition, there may be conditional environmental asset retirement obligations that the Company has not yet discovered.

Income Taxes
Income Taxes - Income tax expense and other income tax related information contained in the financial statements for periods before the spin-off are presented as if the Company filed its own tax returns on a stand-alone basis, while similar information for periods after the spin-off reflect the Company's positions as filed in its own tax returns. Income tax expense and other related information are based on the prevailing statutory rates for U.S. federal income taxes and the composite state income tax rate for the Company for each period presented. State and local income and franchise tax provisions are allocable to contracts in process and, accordingly, are included in general and administrative expenses.

Deferred income taxes are recorded when revenues and expenses are recognized in different periods for financial statement purposes than for tax return purposes. Deferred tax asset or liability account balances are calculated at the balance sheet date using current tax laws and rates expected to be in effect when the deferred tax items reverse in future periods. Determinations of the expected realizability of deferred tax assets and the need for any valuation allowances against these deferred tax assets were evaluated based upon the stand-alone tax attributes of the Company, and valuation allowances of $12 million and $21 million were deemed necessary as of December 31, 2013 and 2012, respectively.

Uncertain tax positions meeting the more-likely-than-not recognition threshold, based on the merits of the position, are recognized in the financial statements. We recognize the amount of tax benefit that is greater than 50% likely to be realized upon ultimate settlement with the related tax authority. If a tax position does not meet the minimum statutory threshold to avoid payment of penalties, we recognize an expense for the amount of the penalty in the period the tax position is claimed or expected to be claimed in our tax return. Penalties and accrued interest related to uncertain tax positions are recognized as a component of income tax expense. Changes in accruals associated with uncertain tax positions are recorded in earnings in the period they are determined.

Cash and Cash Equivalents	Cash and Cash Equivalents - The carrying amounts of cash and cash equivalents approximate fair value due to the short-term nature of these assets, having original maturity dates of 90 days or less.
Accounts Receivable
Accounts Receivable - Accounts receivable include amounts billed and currently due from customers, amounts currently due but unbilled, certain estimated contract change amounts, claims or requests for equitable adjustment in negotiation that are probable of recovery, and amounts retained by the customer pending contract completion.

Inventoried Costs
Inventoried Costs - Inventoried costs primarily relate to work in process under contracts that recognize revenues using labor dollars or units of delivery as the basis of the percentage-of-completion calculation. These costs represent accumulated contract costs less cost of sales as calculated using the percentage-of-completion method, not in excess of recoverable value. Accumulated contract costs include direct production costs, factory and engineering overhead, production tooling costs, and, for government contracts, allowable general and administrative expenses. Under the Company's U.S. Government contracts, the customer asserts title to, or a security interest in, inventories related to such contracts as a result of contract advances, performance-based payments, and progress payments. In accordance with industry practice, inventoried costs are classified as a current asset and include amounts related to contracts having production cycles longer than one year. Inventoried costs also include company owned raw materials, which are stated at the lower of cost or market, generally using the average cost method.

Advance Payments and Billings in Excess of Revenues	Advance Payments and Billings in Excess of Revenues - Payments received in excess of inventoried costs and revenues are recorded as advance payment liabilities.
Property, Plant, and Equipment
Property, Plant, and Equipment - Depreciable properties owned by the Company are recorded at cost and depreciated over the estimated useful lives of individual assets. Major improvements are capitalized while expenditures for maintenance, repairs and minor improvements are expensed. Costs incurred for computer software developed or obtained for internal use are capitalized and amortized over the expected useful life of the software, not to exceed nine years. Leasehold improvements are amortized over the shorter of their useful lives or the term of the lease.

The remaining assets are depreciated using the straight-line method, with the following lives:

	Years
Land improvements	3	-	40
Buildings and improvements	3	-	60
Capitalized software costs	3	-	9
Machinery and other equipment	2	-	45

The Company evaluates the recoverability of its property, plant, and equipment when there are changes in economic circumstances or business objectives that indicate the carrying value may not be recoverable. The Company's evaluations include estimated future cash flows, profitability, and other factors in determining fair value. As these assumptions and estimates may change over time, it may or may not be necessary to record impairment charges.

Leases
Leases - The Company uses its incremental borrowing rate in the assessment of lease classification as capital or operating and defines the initial lease term to include renewal options determined to be reasonably assured. The Company conducts operations primarily under operating leases.

Many of the Company's real property lease agreements contain incentives for tenant improvements, rent holidays, or rent escalation clauses. For incentives for tenant improvements, the Company records a deferred rent liability and amortizes the deferred rent over the term of the lease as a reduction to rent expense. For rent holidays and rent escalation clauses during the lease term, the Company records minimum rental expenses on a straight-line basis over the term of the lease. For purposes of recognizing lease incentives, the Company uses the date of initial possession as the commencement date, which is generally the date on which the Company is given the right of access to the space and begins to make improvements in preparation for the intended use.

Goodwill and Other Purchased Intangible Assets
Goodwill and Other Purchased Intangible Assets - The Company performs impairment tests for goodwill as of November 30 of each year, or when evidence of potential impairment exists, by first comparing the carrying value of net assets to the fair value of the related operations. If the fair value is determined to be less than the carrying value, a second step is performed to determine if goodwill is impaired by comparing the estimated fair value of goodwill to its carrying value. Purchased intangible assets are amortized on a straight-line basis over their estimated useful lives, and the carrying value of these assets is reviewed for impairment when events indicate that a potential impairment may have occurred.

Equity Method Investments
Equity Method Investments - Investments in which the Company has the ability to exercise significant influence over the investee but does not own a majority interest or otherwise control are accounted for under the equity method of accounting and are included in other assets in its consolidated statements of financial position. The Company's equity investments align strategically and are integrated with the Company's operations, and therefore the Company's share of the net earnings or losses of the investee is included in operating income (loss). The Company evaluates its equity investments for other than temporary impairment whenever events or changes in business circumstances indicate that the carrying amounts of such investments may not be fully recoverable. If a decline in the value of an equity method investment is determined to be other than temporary, a loss is recorded in earnings in the current period.
HII periodically enters into business arrangements with non-affiliated entities. These arrangements generally consist of business ventures designed to deliver collective capabilities that would not have been available to the venture's participants individually, and provide a single point of contact during contract performance to the entity's principal customer. In some arrangements, each equity participant receives a subcontract from the business venture for a pre-determined scope of work. In other cases, the arrangements rely primarily on the assignment of key personnel to the venture from each equity participant rather than subcontracts for a specific work scope. Based on the terms of these arrangements and the relevant GAAP related to consolidation accounting for such entities, the Company does not consolidate the financial position, results of operations, or cash flows of these entities into its consolidated financial statements, but accounts for them under the equity method. To the extent HII acts as a subcontractor in these arrangements, HII's subcontract activities are recorded in the same manner as sales to non-affiliated entities.

Self-Insured Group Medical Insurance and Self-Insured Workers' Compensation Plan
Self-Insured Group Medical Insurance - The Company maintains a self-insured group medical insurance plan. The plan is designed to provide a specified level of coverage for employees and their dependents. Estimated liabilities for incurred but not paid claims utilize actuarial methods based on various assumptions, which include, but are not limited to, HII's historical loss experience and projected loss development factors.

Self-Insured Workers' Compensation Plan - The operations of the Company are subject to federal and state workers' compensation laws. The Company maintains self-insured workers' compensation plans, in addition to participating in federally administered second injury workers' compensation funds. The Company estimates the required liability of claims and funding requirements on a discounted basis utilizing actuarial methods based on various assumptions, which include, but are not limited to, the Company's historical loss experience and projected loss development factors as compiled in an annual actuarial study. Related self-insurance accruals include amounts related to the liability for reported claims and an estimated accrual for claims incurred but not reported. The Company's workers' compensation liability was discounted at 2.16% and 1.59% as of December 31, 2013 and 2012, respectively. These discount rates were determined using a risk-free rate based on future payment streams. Workers' compensation benefit obligations on an undiscounted basis were $792 million and $719 million as of December 31, 2013 and 2012, respectively.

Litigation, Commitments, and Contingencies
Litigation, Commitments, and Contingencies - Amounts associated with litigation, commitments, and contingencies are recorded as charges to earnings when management, after taking into consideration the facts and circumstances of each matter, including any settlement offers, has determined that it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

Restructuring
Restructuring - The Company has recorded accruals in conjunction with its restructuring activities in other current liabilities. These accruals include estimates primarily related to facility consolidations and closures, asset retirement obligations, long-lived asset write-downs, employment reductions and contract termination costs. Actual costs may vary from these estimates. Restructuring related accruals are reviewed and adjusted when circumstances require such a change.

Deferred Contract Costs
Deferred Contract Costs - Pension and other postretirement benefit costs are allocated to the Company's contracts as allowed costs based upon CAS. The CAS requirements for these retirement related benefit costs differ from FAS. Given the inability to match with reasonable certainty individual expense and income items between the CAS and FAS requirements to determine specific recoverability, the Company has not estimated the incremental FAS income or expense recoverable under its expected future contract activity and therefore did not defer any FAS expense for pension and other postretirement benefit plans in 2013, 2012 or 2011.

Retirement Related Benefit Costs
Retirement Related Benefit Costs - The Company accounts for its retirement related benefit plans on the accrual basis. The measurements of obligations, costs, assets, and liabilities require significant judgment. The costs of benefits provided by defined benefit pension plans are recorded in the period participating employees provide service. The costs of benefits provided by other postretirement benefit plans are recorded in the period participating employees attain full eligibility. The discount rate assumption is defined under GAAP as the rate at which the plan's obligation could be effectively settled. The discount rate is established for each of the retirement related benefit plans at its respective measurement date.

The expected return on plan assets component of retirement related costs is used to calculate net periodic expense. Unless plan assets and benefit obligations are subject to remeasurement during the year, the expected return on assets is based on the fair value of plan assets at the beginning of the year. The costs of plan amendments that provide benefits already earned by plan participants (prior service costs and credits) are deferred in accumulated other comprehensive income and amortized over the expected period the employees provide service, which is approximately 10 years. Actuarial gains and losses arising from differences from actual experience or changes in assumptions are deferred in accumulated other comprehensive income. This unrecognized amount is amortized to the extent it exceeds 10% of the greater of the plan's benefit obligation or plan assets. The amortization period for actuarial gains and losses is the estimated average remaining service life of the plan participants, which is approximately 10 years.

The Company recognizes the funded status of each retirement related benefit plan as an asset or liability in its consolidated statements of financial position. The funded status represents the difference between the plan's benefit obligation and the fair value of the plan's assets. Unrecognized deferred amounts such as demographic or asset gains or losses and the impacts of plan amendments are included in accumulated other comprehensive income and amortized as previously described.

Stock Compensation
Stock Compensation - Stock-based compensation value is determined based on the closing market price of the Company's common stock on grant date and the expense is recognized over the vesting period. At each reporting date, the number of shares is adjusted, based on the achievement of performance-based targets, to equal the number ultimately expected to vest.